                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

Filed by the Registrant                             [X]
Filed by a Party other than the Registrant          [_]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[_]   Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to § 240.14a-12

                                 Assetmark Funds
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                                    (specify)
     -----------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a96(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[_]  Fee paid previously by written preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                 AssetMark Funds

                         AssetMark Large Cap Growth Fund
                         AssetMark Large Cap Value Fund
                       AssetMark Small/Mid Cap Growth Fund
                       AssetMark Small/Mid Cap Value Fund
                       AssetMark International Equity Fund
                      AssetMark Real Estate Securities Fund
                     AssetMark Tax-Exempt Fixed Income Fund
                      AssetMark Core Plus Fixed Income Fund

                       2300 Contra Costa Blvd., Suite 425
                      Pleasant Hill, California 94523-3967

July [25], 2006

Dear Shareholder:

Enclosed  is a Notice,  Proxy  Statement  and  proxy  card(s)  for a meeting  of shareholders  (the "Meeting") of AssetMark  Funds (the "Trust")  relating to its eight series (each a "Fund" and together the "Funds").  The Meeting is scheduled for September 19, 2006.

As you may be aware, Genworth Financial, Inc. ("Genworth"), AssetMark Investment
Services,  Inc.  ("AssetMark")  and AssetMark  Capital  Corporation  ("AssetMark
Capital") have agreed to enter into a transaction  (the  "Transaction")  whereby
Genworth  would  acquire  ownership  of AssetMark  and  AssetMark  Capital.  The
Transaction will cause the investment  advisory  agreement between AssetMark and the Trust, on behalf of each of the Funds, to terminate as required by law.

In order for the management and operation of each Fund to continue uninterrupted after the Transaction,  the Board of Trustees is requesting that shareholders of each Fund approve a new investment  advisory agreement between AssetMark and the
Trust,  to take  effect  upon the  closing  of the  Transaction.  Details of the
Transaction and the proposed new investment  advisory  agreement are included in the attached proxy statement.

The proposal has been carefully  reviewed by the Trust's Board of Trustees.  The
Trustees believe that the proposal is in the best interests of shareholders. The
Trustees  recommend  that you vote FOR the proposal.  Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly.  To cast your vote,  simply  complete the proxy card(s)
enclosed  in this  package.  Be sure to sign the card  before  mailing it in the postage-paid  envelope. You may also vote your shares by touch-tone telephone or through the  Internet.  Simply call the  toll-free  number or visit the web site indicated  on your proxy card and follow the  recorded  or online  instructions.
Your vote is extremely important, no matter how large or small your holdings may
be. It is  important  that your vote be received no later than  September  [__],
2006.

Shareholders  who  execute  proxies  may revoke them at any time before they are voted by filing a written notice of revocation  with the Trust,  by delivering a duly executed  proxy bearing a later date or by attending the Meeting and voting in person.

If you have any  questions  before you vote,  please call [Proxy  Solicitor]  at
[__________].  They will be glad to help you.  You may also  receive a telephone call from [Proxy  Solicitor]  reminding  you to vote your shares.  Thank you for your participation in this important initiative.

                                               Sincerely,

                                               /s/ Ronald D. Cordes

                                               Ronald D. Cordes
                                               Chairman
                                               AssetMark Funds

                                 ASSETMARK FUNDS

                         AssetMark Large Cap Growth Fund
                         AssetMark Large Cap Value Fund
                       AssetMark Small/Mid Cap Growth Fund
                       AssetMark Small/Mid Cap Value Fund
                       AssetMark International Equity Fund
                      AssetMark Real Estate Securities Fund
                     AssetMark Tax-Exempt Fixed Income Fund
                      AssetMark Core Plus Fixed Income Fund

                       2300 Contra Costa Blvd., Suite 425
                      Pleasant Hill, California 94523-3967

                        NOTICE OF MEETING OF SHAREHOLDERS

Notice is hereby given that a meeting of  shareholders  of AssetMark  Funds (the
"Trust") will be held at 10:00 a.m.  Pacific time on,  September 19, 2006 at the offices of the Trust,  2300  Contra  Costa  Blvd.,  Suite  425,  Pleasant  Hill,
California 94523-3967, as adjourned from time to time (the "Meeting").

At the Meeting, or any adjournments thereof, shareholders of each Fund will vote on (i) a  proposal  to  approve  a new  investment  advisory  agreement  between
AssetMark Investment  Services,  Inc. and the Trust, on behalf of each Fund, and
(ii) any other  business  that may  properly  come  before  the  Meeting  or any adjourned session of the Meeting.

The record date for determining the shareholders who will be entitled to vote at the Meeting is July 12, 2006.  You are invited to attend the Meeting.  If you do not expect to attend, you are requested to complete,  date and sign the enclosed proxy  instruction form and return it promptly in the envelope provided for that purpose.  The  enclosed  proxy is being  solicited  on  behalf  of the  Board of
Trustees.

                                               By Order of the Board of Trustees,

                                               /s/ Chris Villas-Chernak

                                               Secretary
Pleasant Hill, California
July [25], 2006

                             Your vote is important.
    Please sign and return your proxy card(s) in the self-addressed envelope.

                                 ASSETMARK FUNDS

                         AssetMark Large Cap Growth Fund
                         AssetMark Large Cap Value Fund
                       AssetMark Small/Mid Cap Growth Fund
                       AssetMark Small/Mid Cap Value Fund
                       AssetMark International Equity Fund
                      AssetMark Real Estate Securities Fund
                     AssetMark Tax-Exempt Fixed Income Fund
                      AssetMark Core Plus Fixed Income Fund

                       2300 Contra Costa Blvd., Suite 425
                      Pleasant Hill, California 94523-3967

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                         Page

Questions and Answers                                                    (i)

The Proposal                                                             2

Additional Information about the Trust                                   8

Additional Information about the Meeting                                 9

Exhibit A: Form of New Investment Advisory Agreement                     A-1

Exhibit B: Investment Advisory Fees Paid to AssetMark                    B-1

Exhibit C: Directors and Principal Executive Officers
     of AssetMark and Genworth                                           C-1

QUESTIONS AND ANSWERS

Why have I been sent this Proxy Statement?

You have been sent this Proxy  Statement  because  you have the right to vote on the important  proposal  concerning your investment in one or more of the Funds.
Genworth Financial,  Inc.  ("Genworth"),  AssetMark  Investment  Services,  Inc.
("AssetMark") and AssetMark Capital Corporation, Inc. ("AssetMark Capital") have agreed to enter into a transaction  (the  "Transaction")  whereby Genworth would acquire ownership of AssetMark and AssetMark Capital. The Transaction will cause the investment  advisory agreement between AssetMark and the Trust, on behalf of each of the Funds (the "Original Agreement"), to terminate, as required by law.

The  Board of  Trustees  of the  Trust has  decided  to submit a new  investment advisory  agreement between AssetMark and the Trust (the "New Agreement"),  to a vote of the Funds'  shareholders  (the  "Proposal")  and to  recommend  that the shareholders of each Fund vote to approve the New Agreement. The various factors that the Board  considered  in making this  determination  are  described in the
Proxy Statement.

As a  shareholder  of one or more of the Funds,  you are entitled to vote on the
Proposal  as it  relates  to each  Fund in  which  you own  shares.  This  proxy statement  provides  you with  information  regarding  the  Proposal  for you to consider before casting your vote.

Why am I being asked to approve a new investment advisory agreement?

The Trust is an investment  company  registered under the Investment Company Act of 1940, as amended (the  "Investment  Company  Act"),  which  requires that any investment advisory agreement for an investment company terminate  automatically if the investment advisor  experiences a significant  change in ownership.  This provision has the effect of requiring that shareholders vote on a new investment advisory agreement and is designed to ensure that shareholders have a say in the company or persons  that manage  their fund.  The  Transaction  will result in a change of ownership of AssetMark and  therefore  requires  shareholders  of each
Fund to  approve  a new  Investment  Advisory  Agreement  between  the Trust and
AssetMark.  Details  of the  change  of  ownership  are  contained  in the Proxy
Statement.

Are there any differences between the original Investment Advisory Agreement and the proposed new Investment Advisory Agreement?

The New Agreement is substantially identical to the Original Agreement.  The key features of the Original  Agreement  and the New  Agreement are described in the
Proxy  Statement.  Your  approval of the New  Agreement  will not  increase  the management fees,  sub-advisory  fees or overall expenses of the Funds, or change the level, nature or quality of services provided to the Funds.

                                      (i)

Who is asking for my vote?

The Board of  Trustees  of the  Trust is  requesting  your vote on the  Proposal discussed  in this  Proxy  Statement.  The Board has  unanimously  approved  the
Proposal and recommends that you vote in favor of the Proposal.

Who is eligible to vote?

Shareholders of record at the close of business on July 12, 2006 are entitled to vote at the  Meeting or any  adjournment  thereof.  Each share of record of each
Fund is  entitled  to one vote on the  Proposal  presented  at the Meeting as it relates to that Fund.

How can I vote my shares?

By Mail: by signing,  dating, voting and returning the enclosed proxy card(s) in the enclosed postage paid envelope.

By Phone: with a toll-free call to [___________]  between [___________] a.m. and
[___________] p.m., Eastern time.

By Internet:  by signing onto the internet site listed on your proxy card(s) and entering the proper  information,  including  the control  number also listed on your proxy card(s).

In Person: by attending the Meeting and voting your shares.

What will happen if there are not enough votes to approve the New Agreement?

It is important  that  shareholders  complete  and return  signed proxy cards no later  than  September  [__],  2006 to  ensure  that  there is a quorum  for the
Meeting. If we do not receive your proxy card(s) after several weeks, you may be contacted by officers of the Trust or AssetMark or by our proxy  solicitor,  who will remind you to vote your shares and help you return your proxy. If we do not receive  sufficient  votes to approve  the New  Agreement  for any Fund,  we may adjourn the Meeting to a later date so that we can continue to seek more votes.

                                      (ii)

                                 ASSETMARK FUNDS

                         AssetMark Large Cap Growth Fund
                         AssetMark Large Cap Value Fund
                       AssetMark Small/Mid Cap Growth Fund
                       AssetMark Small/Mid Cap Value Fund
                       AssetMark International Equity Fund
                      AssetMark Real Estate Securities Fund
                     AssetMark Tax-Exempt Fixed Income Fund
                      AssetMark Core Plus Fixed Income Fund

                       2300 Contra Costa Blvd., Suite 425
                      Pleasant Hill, California 94523-3967

                                 July [25], 2006

                                 PROXY STATEMENT

This Proxy  Statement is furnished in connection  with the  solicitation  by the
Board of Trustees of AssetMark Funds (the "Trust")  relating to its eight series
(each a "Fund" and  together  the "Funds") of proxies to be voted at the meeting of shareholders to be held at 10:00 a.m.  Pacific time on September 19, 2006, at the offices of the Trust,  2300 Contra Costa Blvd.,  Suite 425,  Pleasant  Hill,
California 94523-3967,  and at any and all adjournments or postponements thereof
(the  "Meeting").  This Proxy  Statement is being mailed to  shareholders  on or about July [25], 2006.

Shareholders  of record at the close of business  on July 12, 2006 (the  "Record
Date")  are  entitled  to vote at the  Meeting.  Shareholders  of each  Fund are entitled to one vote for each share held and an  appropriate  fraction of a vote for each fractional share held, with no shares having cumulative voting rights.

For each Fund in which you owned  shares on the  Record  Date,  a proxy  card or voting  instruction form,  bearing the appropriate Fund's name, is included with this Proxy  Statement.  If you own shares in more than one Fund as of the Record
Date,  you will  receive  more than one proxy card or voting  instruction  form.
Please complete each proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposal as it relates to each Fund you own.

All properly executed proxies received prior to the Meeting will be voted at the
Meeting.  Shareholders  who  execute  proxies may revoke them at any time before they are voted by  filing  with the Trust a  written  notice of  revocation,  by delivering  a duly  executed  proxy  bearing a later  date or by  attending  the
Meeting and voting in person.

To avoid the  expense  of further  solicitation,  we urge you to  indicate  your voting  instructions on the enclosed proxy card(s),  date and sign it and return it promptly in the envelope  provided.  If you submit a properly  executed proxy but do not  indicate  how you wish your shares to be voted,  your shares will be voted in accordance with the  recommendation  of the Board of Trustees.  If your  shares  are held in the name of your  broker or dealer  (i.e.,  in "street name"), you must provide voting  instructions to your broker or dealer about how to vote your  shares in order for your  broker or dealer to vote your  shares on the proposal.

THE PROPOSAL

The Board of Trustees of the Trust is recommending that  shareholders  approve a proposed  new  investment  advisory  agreement  (the  "New  Agreement")  between
AssetMark  Investment  Services,  Inc.  ("AssetMark")  and  the  Trust,  for the
management  of the  AssetMark  Funds,  that  would  become  effective  following shareholder  approval.  A form of the New  Agreement is attached as Exhibit A to this Proxy  Statement.  The New  Agreement  is  substantially  identical  to the original  investment  advisory  agreement  (the "Original  Agreement").  The key features of the New Agreement and the Original Agreement are described below.

Background  and  Description  of the  Transaction.  On June 28,  2006,  Genworth
Financial,  Inc. ("Genworth"),  AssetMark,  AssetMark Capital Corporation,  Inc.
("AssetMark  Capital") and certain owners of AssetMark entered into a definitive agreement (the "Transaction Agreement") pursuant to which Genworth would acquire
100% of AssetMark and AssetMark Capital (the "Transaction").  Under the terms of the  Transaction  Agreement,  Genworth  will pay $230 million for  AssetMark and
AssetMark Capital at closing, with additional  performance-based  payments of up to $110  million  over five  years.  The  closing of the  Transaction,  which is presently  expected  to take place in the third  quarter of 2006,  or as soon as practical thereafter, is subject to certain conditions.  Among the conditions is the approval by the  shareholders  of each Fund of the  proposed  New  Agreement between AssetMark and the Trust.

Information  About AssetMark and Genworth.  AssetMark's  primary  business is to operate the AssetMark  Investment  Services  program,  a managed account program that is used by thousands of financial professionals such as investment advisors and broker-dealers to deliver financial planning,  investment advisory and asset allocation services to their clients.  Through the AssetMark program,  investors can invest  according to a variety of asset allocation  models,  in, among other things,  open-end mutual funds.  The AssetMark Funds are included among the many investments made available through the AssetMark  program.  Through the program,
AssetMark provides investment consulting and administrative services to advisors and broker-dealers and currently administers in excess of $8 billion in investor assets,  including mutual funds,  variable annuities,  exchange-traded funds and privately managed accounts.

In its role as investment  advisor to the Funds,  AssetMark uses a multi-manager approach,  whereby it hires and supervises  investment  sub-advisors that manage portions of each Fund's portfolio on a day-to-day basis.  AssetMark has obtained an exemptive order (the "SEC Order") issued by the U.S.  Securities and Exchange
Commission  ("SEC").  The SEC Order  permits  AssetMark  to hire new  investment sub-advisors with the approval of the Trust's Board of Trustees,  without having to experience the delay or expense of obtaining  shareholder  approval.  The SEC
Order  generally  allows  AssetMark  to enter  into and  amend  agreements  with unaffiliated  sub-advisors for the Funds without obtaining  shareholder approval of such changes. This authority is subject to certain conditions,  including the requirement that the Trustees (including a majority of the Independent Trustees)
must approve any new or amended  agreements with  sub-advisors.  Shareholders of the Funds continue to have the right to terminate

an agreement with a sub-advisor at any time,  without penalty,  by a vote of the majority of outstanding voting securities of a Fund.  AssetMark,  on behalf of a
Fund,  will  notify  shareholders  of any new  sub-advisor,  or of any  material amendments  to the agreement  with a  sub-advisor  as required by the SEC Order.
AssetMark  remains  responsible  for  the  performance  of each  Fund,  oversees sub-advisors  to ensure  compliance with each Fund's  investment  objectives and policies,  monitors  each  sub-advisor's  adherence  to each  Fund's  investment policies and the sub-advisor's  investment style, and also monitors  performance results and other factors in order to recommend any changes in  sub-advisors  to the Board of Trustees.

Genworth, headquartered in Richmond, Virginia, is a leading insurance company in the United States and is expanding  globally,  with  operations in 24 countries.
Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.  As of March 31,
2006,  Genworth  had total  assets  and  stockholders'  equity in excess of $104 billion and $12.4 billion,  respectively.  Genworth  Financial Asset Management,
Inc. ("GFAM"), located at 16501 Ventura Boulevard, Suite 201, Encino, California
91436, is a wholly-owned,  indirect subsidiary of Genworth.  GFAM, together with
Genworth  Financial Trust Company ("GFTC"),  a trust company located in Phoenix,
Arizona,  operates a managed  account  program with $3.9 billion in assets as of
June 30, 2006, that competes with AssetMark's program.

Genworth  and  AssetMark  entered  into the  Transaction  with the  intention of integrating  GFAM's existing managed investment account program into AssetMark's program,  in  order  to  create  a market  leader  in  high-growth,  independent fee-based business. The integrated operations shall be referred to herein as the
"Business."  Ronald Cordes will be responsible for the day-to-day  operations of the Business and will continue in his role as Chairman of AssetMark. The current
President and CEO of AssetMark, Richard Steiny and Brian O'Toole,  respectively, will retain these positions in the combined  entities,  and the President/CEO of
GFAM,  Gurinder  Ahluwalia,   will  assume  the  position  of  Vice-Chairman  of
AssetMark.  Carrie E.  Hansen  and John M.  Whittaker  will both be Senior  Vice
Presidents  and members of the  Executive  Committee of the  Business,  with Ms.
Hansen  retaining  the  position of Chief  Compliance  Officer.  Lovell  Minnick
Partners,  LLC ("Lovell  Minnick"),  The Park Avenue Tower, 65 East 55th Street,
New York,  NY 10022,  is a financial  partner  that owns  46.81% of  AssetMark's outstanding  shares.  James E.  Minnick and Cameron L. Miller are the  principal owners of Lovell Minnick and each  currently  serves as a director of AssetMark.
After the consummation of the Transaction,  Lovell Minnick,  Mr. Minnick and Mr.
Miller  will no longer  have any  ownership  of,  or  director  positions  with,
AssetMark. Mr. Cordes, Mr. Steiny and Mr. O'Toole, directly or indirectly own or
control   11.87%,   18.12%  and  11.87%  of  AssetMark's   outstanding   shares,
respectively.  For Mr. Cordes and Mr. Steiny,  these percentages  include shares representing 4.83% and 0.91% of the outstanding shares, respectively,  that were transferred in November 2005 to charitable foundations.  Following completion of the  Transaction,  AssetMark  will  be  referred  to  as  "AssetMark  Investment
Services, Inc., a Genworth Financial Company."

AssetMark  believes  that its  acquisition  by Genworth  will provide  AssetMark greater financial  backing and enhanced  opportunities for the firm's growth and expansion.  The combined  managed  account  business of AssetMark  and GFAM will total $12.4 billion in assets (based on current  numbers),  and the distribution networks  of the  combined  firms  will  include  relationships  with over 3,000 independent  advisors and broker-dealers  throughout the United States (based on current contracts).

The Trustees  believe that the Transaction  could benefit Fund  shareholders by, among  other  things,  increasing  the assets of the Funds,  thereby  triggering breakpoints  and lowering  fees.  The  Trustees  expect that the Funds and their
shareholders  will  benefit  from  the  financial,  marketing,   administrative,
compliance  and other  resources  that an  organization  of Genworth's  size and sophistication  can provide.  It is expected that these  benefits will include a strong capital base for

AssetMark,  allowing  AssetMark  to  continue to enhance  the  services  that it currently provides to the Funds.

The  name,  address  and  principal  occupation  of  each of the  directors  and principal  executive  officers of AssetMark and Genworth are included in Exhibit
C.

Section 15(f) of the  Investment  Company Act.  Section 15(f) of the  Investment
Company  Act  provides  that an  investment  advisor  (such as  AssetMark)  to a registered  investment  company (such as the Trust),  and the affiliates of such advisor,  may  receive  any amount or benefit in  connection  with a sale of any interest  in  such  investment  advisor  that  results  in an  assignment  of an investment advisory contract if the following two conditions are satisfied:  (1)
for a period of three years after such assignment,  at least 75% of the board of directors of the investment  company cannot be "interested  persons" (within the meaning of Section 2(a)(19) of the Investment Company Act) of the new investment advisor  or its  predecessor;  and (2) no  "unfair  burden"  (as  defined in the
Investment  Company Act) may be imposed on the investment company as a result of the  assignment or any express or implied  terms,  conditions or  understandings applicable  thereto.  Consistent  with the first  condition  of  Section  15(f),
AssetMark  and  Genworth  have agreed that  Genworth  will use its  commercially reasonable efforts to assure that, for a period of three years after the closing of the  Transaction,  at least 75% of the Board of Trustees of the Trust, or any permitted  successor  thereto,  are not "interested  persons" (as defined in the
Investment Company Act) of AssetMark. An "unfair burden" on a fund is defined to include any  arrangement  during the two year period after any such  transaction occurs whereby the investment  advisor or its  predecessor or successor,  or any interested person of such investment advisor, predecessor or successor, receives or is entitled to receive any  compensation,  either directly or indirectly,  of two types.  The first type is  compensation  in connection  with the purchase or sale of  securities or other  property to, from or on behalf of the fund,  other than bona fide ordinary compensation as principal underwriter for such fund. The second type is compensation  from the fund or its security  holders for anything other than bona fide investment advisory or other services.  Genworth has agreed not to impose or seek to  impose,  for a period of two years  after the  closing date of the  Transaction,  any unfair  burden on the Funds within the meaning of
Section 15(f) of the Investment Company Act.

Board of Trustees'  Considerations.  At an in-person  Board meeting held on June
29, 2006, the Board of Trustees,  including the Independent Trustees,  discussed and approved the New Agreement  between  AssetMark  and the Trust,  on behalf of each of the Funds and determined to recommend that shareholders  approve the New
Agreement.  The  Independent  Trustees  had  requested  and been  provided  with detailed  materials  relating to  AssetMark,  Genworth  and the  Transaction  in advance of the Meeting.  The Independent  Trustees had met in executive  session with their independent legal counsel prior and during the Meeting to discuss the proposed  Transaction and its possible effect on the Funds. The material factors and  conclusions  that formed the basis for this  recommendation  are  discussed below.

     The Nature, Extent, and Quality of the Services Provided by AssetMark.  The
Board  considered the fact that AssetMark and its current  management team would continue to operate the Funds using a  manager-of-managers  structure  and would maintain a primary focus on the  evaluation  and oversight of the Funds' various sub-advisors.  The Board  considered  AssetMark's  capabilities in providing the administrative and compliance services needed to operate a

sophisticated  investment  management  business and to support the management of the Funds. The Board also took into account the information  provided to them at their regular  meetings with AssetMark's  senior  management with respect to the
Funds.  The Board also  evaluated  AssetMark's  willingness  to hire  additional personnel as needed to support the Funds as they have grown in assets over time.

The Board met with Gurinder  Ahluwalia,  a member of Genworth's  management team who would serve as Vice Chairman for AssetMark  following the  Transaction.  Mr.
Ahluwalia  and Ron Cordes,  AssetMark's  Chairman,  discussed the services to be provided  to the Funds  after the  consummation  of the  Transaction.  Under the negotiated terms of the Transaction,  members of AssetMark's  senior  management team would be subject to employment  retention  agreements and would be expected to remain responsible for managing the Funds.

     The Investment  Performance of the Funds.  The Board  evaluated each Fund's performance  in  the  context  of a  manager-of-managers  structure.  The  Board considered  the  comparative  performance  of each of the Funds in light of fact that the Funds are intended for long-term  investors.  The Board also considered that  AssetMark  continued  to be  proactive  in seeking  to replace  and/or add sub-advisors with a view toward improving performance over the long-term finding that these actions improved the Funds'  performance,  and considered  Genworth's willingness to continue this stance.

     The  Profitability  of AssetMark and its Affiliates  from the  Relationship
with  the  Funds,   Including  "Fall-Out"   Benefits.   The  Trustees  evaluated
AssetMark's  profitability from managing the Funds. The Board reviewed financial information relating to AssetMark and detailing  AssetMark's  profitability with respect to its  management of the Funds.  The Board also  evaluated  AssetMark's analysis of the Funds'  expenses  and  relevant  comparisons  to the expenses of other funds. The Trustees  compared the advisory fees and total expenses of each
Fund (as a  percentage  of average net assets)  with the fees and  expenses of a group of funds selected by a third-party information provider. The Trustees also considered other benefits  received by AssetMark as a result of its relationship with the  Funds,  including  the  benefits  of  offering  an  integrated  set of
investment   options  as  an  integral  part  of  AssetMark's  asset  allocation investment programs and the related marketing rebates received by AssetMark.  In addition,  the Trustees  considered the financial  stability that Genworth would add to AssetMark.

     Fee Levels;  Economies of Scale.  The Board  considered each Fund's overall fee level and how breakpoints may affect AssetMark's profitability. The Trustees considered  AssetMark's  expense  limitation  agreement to waive  advisory  fees received  from the Funds  and/or pay Fund  expenses to the extent  necessary  to reflect:  (1) potential  economies of scale; and (2) reductions in fees that may occur  as a result  of  certain  contractual  breakpoints  in the  fees  paid by
AssetMark to sub-advisors under the relevant sub-advisory agreements.  They also considered that the Transaction could increase the assets in the Funds,  thereby triggering breakpoints and lowering fees.

     Conclusion.   The  Board,   including  all  of  the  Independent  Trustees,
considered  each  of the  foregoing  factors  and  concluded  that  each  factor supported a  determination  to approve the New  Agreement.  No single factor was determinative to the decision of the Board. The Board of

Trustees  concluded  that  the  approval  of the New  Agreement  was in the best interests of each Fund and its respective shareholders.

Comparison of the Current  Investment  Advisory  Agreement to the New Investment
Advisory Agreement. AssetMark currently serves as each Fund's investment adviser under an investment  advisory agreement with the Trust dated as of May 11, 2001.
The Original Agreement was last approved by the Trustees of the Trust, including a majority of the Independent  Trustees,  on May 2, 2006. The Original Agreement
was approved by the initial  shareholder  of each series of the Trust before the
Trust commenced  operations on June 29, 2001. The New Agreement is substantially identical to the Original Agreement.  The key features of the Original Agreement and the New Agreement are described below.

     Advisory  Services.  Under the Original  Agreement,  AssetMark  has overall supervisory  responsibility  for the general  management  and investment of each
Fund's  securities  portfolio,  and subject to review and approval by the Board:
(i) sets the Fund's overall investment strategies;  (ii) evaluates,  selects and recommends  sub-advisors  to manage all or part of a Fund's  assets;  (iii) when appropriate,  allocates and reallocates a Fund's assets among sub-advisors; (iv)
monitors  and  evaluates  the  performance  of  sub-advisors,   including  their
compliance with the investment  objectives,  policies,  and  restrictions of the
Funds; and (v) implements procedures to ensure that the sub-advisors comply with the Fund's  investment  objectives,  policies and  restrictions.  AssetMark  has ultimate  responsibility (subject to oversight by the Trust's Board of Trustees)
to  oversee  the  sub-advisors  and  recommend  their  hiring,  termination  and replacement.  Under the New Agreement,  AssetMark,  as investment advisor, would provide the same services that it performs under the Original Agreement.

     Investment Advisory Fees. Pursuant to the Original Agreement,  AssetMark is
entitled  to an annual fee from each Fund.  The annual fee rate for each Fund is
0.95% of average daily net assets,  except for the Small/Mid Cap Value Fund, the
Tax-Exempt  Fixed Income Fund and the Core Plus Fixed  Income  Fund,  which have annual  fee  rates of  1.00%,  0.80%  and  0.75%,  respectively.  Under  the New
Agreement,  the annual fee rate for each Fund will not change. Exhibit B to this
Proxy  Statement  lists  the  amount  of  advisory  fees  that each Fund paid to
AssetMark for the last fiscal year. The compensation payable to all sub-advisors is paid  by  AssetMark.  The  Funds  are  not  responsible  for  payment  of any sub-advisory fees.

     Continuance.  If shareholders  approve the New Agreement,  it will continue for one year from the date of its effectiveness,  unless earlier terminated. The
New Agreement may be continued  from year to year  thereafter by a majority vote of the Board of Trustees or by a vote of a majority of  outstanding  shares of a
Fund,  provided  that,  in either  case,  the terms  and the  renewal  have been approved by the vote of a majority of the Independent  Trustees,  cast in person at a meeting  called for the purpose of voting on such  approval.  The  Original
Agreement contains an identical provision.

     Termination.  The Original  Agreement provides that it may be terminated as to any  Fund at any  time,  without  the  payment  of any  penalty  by vote of a majority  of  the  Trustees  of  the  Trust  or by  vote  of a  majority  of the outstanding voting securities of the Fund on not less than 30 days nor more than
60 days  written  notice to  AssetMark,  or by AssetMark at any time without the payment of any  penalty,  on 90 days written  notice to the Trust.  The Original
Agreement also

provides that it will  automatically  and immediately  terminate in the event of its assignment. The New Agreement contains identical provisions.

Shareholder  Approval.  With  respect to each Fund,  the New  Agreement  must be approved by a "majority  of  outstanding  voting  securities"  as defined in the
Investment Company Act, which means the lesser of the vote of (i) 67% or more of the voting  securities of the Fund that are present at a meeting  called for the purpose of voting on such approval or  represented by proxy if holders of shares representing more than 50% of the outstanding  voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

  The Board of Trustees unanimously recommends that you vote to approve the new
                         Investment Advisory Agreement.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Investment Advisor.  AssetMark Investment Services,  Inc., 2300 Contra Costa
Boulevard,  Suite 425, Pleasant Hill, California 94523,  currently serves as the investment advisor of the Trust, on behalf of each Fund.

The Administrator and Transfer Agent. U.S. Bancorp Fund Services,  LLC, 615 East
Michigan Street, Milwaukee,  Wisconsin 53202, serves as the Funds' administrator and transfer agent.

The Distributor and Sub-Distributor.  AssetMark Capital Corporation, 2300 Contra
Costa  Boulevard,  Suite 425,  Pleasant Hill,  California  94523,  serves as the
Funds'  distributor.   Quasar  Distributors,  LLC,  615  East  Michigan  Street,
Milwaukee, Wisconsin 53202, serves as sub-distributor to each of the Funds.

The Custodian. U.S. Bank, N.A., 1555 N. RiverCenter Drive, Suite 302, Milwaukee,
Wisconsin 53212, serves as the Funds' custodian.

Shareholder  Reports.  The Trust will  furnish,  without  charge,  a copy of the
Trust's most recent annual report for the fiscal period ended March 31, 2006, to any shareholder of the Funds upon request. Shareholders may request such reports by calling (888) 278-5809.

Shareholders  Sharing an  Address.  If two or more  shareholders  share the same address,  only one copy of this  proxy  statement  is  being  delivered  to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver  promptly a separate copy of this proxy  statement to a shareholder at a shared address.  Please call [(888)  278-5809] or send a written request to
[U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin
53202] if you would like to (1) receive a separate copy of this proxy statement;
(2) receive your annual reports or proxy statements separately in the future; or
(3) request  delivery of a single copy of annual reports or proxy  statements if you are currently receiving multiple copies at a shared address.

Principal  Shareholders,  Control  Persons  and  Management  Ownership.  [To the
knowledge of the Trust,  the executive  officers and Board members,  as a group, owned less than 1% of the outstanding  shares of each Fund as of July 12, 2006.]
As of July 12, 2006,  the total shares  outstanding  and net assets of each Fund were as follows:

----------------------------- --------------------- ----------------------------

Fund                           Outstanding Shares           Net Assets
----------------------------- --------------------- ----------------------------

Large Cap Growth Fund
Large Cap Value Fund
Small/Mid Cap Growth Fund
Small/Mid Cap Value Fund
International Equity Fund

Real Estate Securities Fund
Tax-Exempt Fixed Income Fund
Core Plus Fixed Income Fund

----------------------------- --------------------- ----------------------------

The direct and indirect owners of more than 5% of the outstanding shares of each
Fund as of July 12, 2006 are listed below.

----------------------------- ------------ ----------------- -------------------

Fund/Shareholder Name and       Shares       % Ownership     Type of Ownership
Address
----------------------------- ------------ ----------------- -------------------

Large Cap Growth Fund
Large Cap Value Fund
Small/Mid Cap Growth Fund
Small/Mid Cap Value Fund
International Equity Fund
Real Estate Securities Fund
Tax-Exempt Fixed Income Fund
Core Plus Fixed Income Fund

----------------------------- ------------ ----------------- -------------------

ADDITIONAL INFORMATION ABOUT THE MEETING

Solicitation of Proxies.  Your vote is being solicited by the Board of Trustees.
The cost of soliciting proxies,  including the fees of a proxy soliciting agent, will be borne by Genworth and AssetMark, with each bearing 50% of the cost up to
$150,000, and AssetMark bearing any expenses in excess of such amount.  Genworth and AssetMark  will reimburse  brokerage  firms and others for their expenses in forwarding  proxy  material  to the  beneficial  owners and  soliciting  them to execute proxies.  AssetMark has engaged [Proxy Solicitor],  a professional proxy solicitation  firm, to solicit  proxies at an estimated  cost of  $[__________], including out-of-pocket expenses.  AssetMark expects that the solicitation would be primarily by mail, but may also include telephone,  facsimile,  electronic or other  means of  communication.  If the Trust does not  receive  your proxy by a certain  time you may receive a  telephone  call from a proxy  soliciting  agent asking  you to vote.  The Trust does not  reimburse  officers  of the Trust,  or regular  employees  and agents of  AssetMark  involved  in the  solicitation  of proxies.  Genworth and AssetMark,  together,  intend to pay all costs associated with the solicitation and the Meeting.

Quorum.  A  quorum  of  shares  of  each  Fund  is  required  in  order  for the shareholders of the Fund to take action at the Meeting. Because the shareholders of each Fund are voting separately on the Proposal,  the presence of a quorum at the Meeting will be determined on a Fund-by-Fund

basis.  One-third  of  the  shares  entitled  to  vote,  present  in  person  or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the  Proposal.  The shares  over which  broker-dealers  have  discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial  owners or  persons  entitled  to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies  reflect an abstention  will all be counted as shares  present and entitled to vote for  purposes of  determining  whether the  required  quorum of shares exists.

Adjournment.  The  Meeting  may be  adjourned  from time to time for any  reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting,  or by the  Chairperson of the
Board,  or, in the absence of the  Chairperson of the Board, by the President of
the Trust. Such authority to adjourn the Meeting may be used in the event that a quorum is not  present at the  Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal,  or for any other reason consistent with Delaware law and the Trust's By-Laws,  including to allow for the further solicitation of proxies.  Unless otherwise instructed by a shareholder  granting a proxy,  the persons  designated as proxies may use their discretionary  authority to vote as  instructed  by  management  of the Trust on questions of adjournment and on any other proposals raised at the Meeting to the extent  permitted  by the  SEC's  proxy  rules,  including  proposals  for which management  of the Trust did not have timely  notice,  as set forth in the SEC's proxy rules.

Shareholder  Proposals.  The Trust is not required, and does not intend, to hold regular annual  meetings of  shareholders.  A shareholder who wishes to submit a proposal for  consideration for inclusion in the Trust's proxy statement for the next  meeting of  shareholders  should send his or her  written  proposal to the
Trust's  offices at 2300  Contra  Costa  Boulevard,  Suite 425,  Pleasant  Hill,
California  94523-3967,  Attention:  Secretary,  so that it is received within a reasonable  time in  advance  of such  meeting  in order to be  included  in the
Trust's proxy statement and proxy card relating to that meeting and presented at
the  meeting.  A  shareholder   proposal  may  be  presented  at  a  meeting  of
shareholders  only if such  proposal  concerns  a matter  that  may be  properly brought before the meeting under applicable  federal proxy rules, state law, and other governing instruments.

Submission of a proposal by a shareholder  does not guarantee  that the proposal will be included in the Trust's proxy statement or presented at the meeting.

No business other than the matter described above is expected to come before the
Meeting,  but should any other matter  requiring a vote of  shareholders  arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                            By Order of the Board of Trustees,

                                            /s/ Chris Villas-Chernak

                                            Secretary

                                       10

                                                                       EXHIBIT A

                                     Form of

                          INVESTMENT ADVISORY AGREEMENT

                                 ASSETMARK FUNDS

     AGREEMENT  made this __ day of _________,  2006,  by and between  AssetMark
Funds,  a Delaware  statutory  trust (the  "Trust"),  and  AssetMark  Investment
Services, Inc., a California corporation (the "Advisor").

     WHEREAS, the Trust is an open-end management  investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is  authorized  to create and  currently  consists  of several  separate  series shares, each having its own investment objectives and policies; and

     WHEREAS,  the  Advisor  is  a  registered   investment  adviser  under  the
Investment  Advisers  Act of 1940,  as amended  and  engages in the  business of providing investment management services; and

     WHEREAS,  the Trust  desires  to retain the  Advisor  to render  investment management  services  with respect to the series listed on Schedule A, as may be amended  from time to time,  attached  hereto and made a part of this  Agreement
(each a "Fund" and  collectively  the  "Funds"),  and the  Advisor is willing to render such services on the following terms and conditions.

     NOW,  THEREFORE,  in consideration  of mutual covenants  recited below, the parties agree as follows:

1.   DUTIES OF THE TRUST.

     (a)  The  Trust,  except  as  otherwise  provided  in  this  Agreement,  is responsible  for  conducting  its own business and affairs and for all necessary and incidental  expenses and salaries  including,  but not limited to, the costs incurred in: the maintenance of its corporate existence;  the maintenance of its own books,  records  and  procedures;  dealing  with its own  shareholders;  the payment of dividends;  transfer of stock,  including  issuance,  redemption  and repurchase of shares; preparation of share certificates;  preparation and filing of such  forms as may be  required  by the  various  jurisdictions  in which the
Trust's  shares may be sold;  preparation,  printing  and mailing of reports and
notices  to  shareholders;   calling  and  holding  of  shareholders'  meetings;
miscellaneous office expenses; brokerage commissions;  custodian fees; legal and accounting fees; taxes, and state and federal registration fees.

     (b) In the conduct of the  respective  businesses of the parties and in the performance of this  Agreement,  the Trust and the Advisor may share  facilities common to each, with appropriate proration of expenses between them.

                                      A-1

     (c) To the extent the Advisor  incurs any costs by assuming  expenses  that are an  obligation of the Trust as set forth  herein,  the Trust shall  promptly reimburse  the  Advisor  for such costs and  expenses,  except to the extent the
Advisor has otherwise  agreed to bear such expenses.  To the extent the services for  which the Trust is  obligated  to pay are  performed  by the  Advisor,  the
Advisor  shall be  entitled  to  recover  from the  Trust to the  extent  of the
Advisor's actual costs for providing such services.

2.   DUTIES OF THE ADVISOR.

     (a) The Trust employs the Advisor  generally to manage the  investment  and reinvestment of the assets of the Funds.  In so doing,  the Advisor may hire one or more  sub-advisors  for each Fund to carry out the investment  program of the
Fund(s) (subject to the approval of the Trust's Board of Trustees and, except as otherwise  permitted  under the terms of any  exemptive  relief  obtained by the
Advisor  from  the  U.S.  Securities  and  Exchange  Commission,  or by  rule or regulation,  a majority of the  outstanding  voting  securities  of any affected
Fund(s)).  To the extent that the  Advisor  does hire any  sub-advisor,  it will thereafter continuously review, supervise and (where appropriate) administer the investment program of the Fund(s).

     (b) The Advisor will provide,  or direct any  sub-advisor to provide to the
Administrator and the Trust records concerning the Advisor's and sub-advisor(s)'
activities  which the  Trust is  required  to  maintain,  and to render  regular reports to the Administrator and to the Trust's officers and Trustees concerning the Advisor's and sub-advisor(s)' performance of the foregoing responsibilities.
The retention of a  sub-advisor  by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

     (c) The Advisor shall discharge the foregoing  responsibilities  subject to the control of the Board of Trustees  of the Trust and in  compliance  with such policies as the Trustees may from time to time establish, and in compliance with the  objectives,  policies,  and limitations for each such Fund set forth in the
Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"),  and applicable laws and regulations. The Trust will furnish the Advisor from time to time with copies of all amendments or supplements to the Prospectus, if any.

     (d) The Advisor accepts such employment and agrees, at its own expense,  to render the services and to provide the office space,  furnishings  and equipment and the personnel  (including  any  sub-advisors)  required by it to perform the services on the terms and for the compensation provided herein. The Advisor will not, however, pay for the cost of securities, commodities, and other investments
(including  brokerage   commissions  and  other  transaction  charges,  if  any)
purchased or sold for the Trust.

3.   DELIVERY OF DOCUMENTS.

     (a) The Trust has  furnished  Advisor  with copies  properly  certified  or authenticated  of each of the  following  and will  furnish any  amendments  and restatements as they are effected.

                                      A-2

          (i)  The Trust's Agreement and Declaration of Trust, as filed with the
               Secretary of State of Delaware (such Agreement and Declaration of
               Trust,  as  presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (ii) By-Laws of the Trust (such  By-Laws,  as in effect on the date of this  Agreement  and as  amended  from time to time,  are  herein called the "By-Laws");

         (iii) Prospectus(es) of the Fund(s).

     (b) The Advisor has furnished to the Trust, a copy of its Form ADV as filed with the U.S. Securities and Exchange Commission, and will furnish any amendment thereto as it may be effected.

4.   OTHER COVENANTS. The Adviser agrees that it:

     (a) will  comply  with all  applicable  Rules and  Regulations  of the U.S.
Securities and Exchange  Commission and will in addition  conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place or will cause the  sub-advisors  to place orders pursuant to its/their  investment  determinations  for the Fund(s) either  directly with the issuer or with any broker or dealer.  In executing  portfolio  transactions  and selecting  brokers or dealers,  the Advisor will, or will cause the sub-advisors to use its/their best efforts to seek on behalf of a Fund the best overall terms available.  In assessing the best overall terms  available for any  transaction, the Advisor  (or any  sub-advisor)  shall  consider  all  factors  that it deems relevant,  including the breadth of the market in the security, the price of the security,  the financial  condition  and  execution  capability of the broker or dealer, and the reasonableness of the commission,  if any, both for the specific transaction  and on a continuing  basis.  In  evaluating  the best overall terms
available,   and  in  selecting  the   broker-dealer  to  execute  a  particular
transaction the Advisor (or any sub-advisor) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities
Exchange Act of 1934)  provided to a Fund and/or other  accounts  over which the
Adviser or an affiliate of the Advisor may exercise investment  discretion.  The
Advisor (or any sub-advisor) is authorized, subject to the prior approval of the
Trust's  Board of  Trustees,  to pay to a broker or  dealer  who  provides  such
brokerage  and  research   services  a  commission  for  executing  a  portfolio
transaction  for any of the Funds that is in excess of the amount of  commission another broker or dealer would have charged for effecting that  transaction  if, but only if, the Advisor (or any sub-advisor) determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services  provided  by such  broker  or  dealer  - -  viewed  in  terms  of that particular  transaction or terms of the overall  responsibilities of the Advisor to a Fund. In no instance, however, will any Fund's securities be purchased from or sold to the Advisor,  any sub-advisor  engaged with respect to that Fund, the
Trust's principal underwriter, or any affiliated person of either the Trust, the
Advisor,  and sub-advisor or the principal  underwriter,  acting as principal in the transaction, except to the extent

                                      A-3

permitted by the U.S.  Securities and Exchange  Commission and the 1940 Act. The
Advisor (and any sub-advisor) is also authorized to enter into brokerage/service arrangements with broker-dealers whereby certain broker-dealers agree to pay all or a portion of a Fund's  custodian,  administrative,  transfer  agency,  and/or other fees in exchange for such Fund directing certain minimum brokerage amounts to such  broker-dealer,  if,  and  only if,  the  Advisor  (or any  sub-advisor)
determines in good faith that such  arrangement was reasonable - viewed in terms of that particular  transaction or terms of the overall  responsibilities of the
Advisor (or sub-advisor) to a Fund.

5.   COMPENSATION OF THE ADVISOR.

     (a) For the  services to be rendered by the Advisor as provided in Sections
1 and 2 of this  Agreement,  the Trust shall pay to the Advisor  compensation at the  rate(s)  specified  in  Schedule  A, as may be  amended  from time to time, attached hereto and made a part of this Agreement.  Such  compensation  shall be paid to the Advisor at the end of each month and  calculated by applying a daily rate to the assets of each of the Funds, based on the annual percentage rates as specified  in the  attached  Schedule  A. The fee shall be based on the  average daily net assets for the month involved.

     (b) Any  advisory  fees which may be charged by  sub-advisors  hired by the
Advisor are the sole obligation of the Advisor, and not of the Trust.

     (c) If this Agreement is terminated prior to the end of any calendar month, the  management fee shall be prorated for the portion of any month in which this
Agreement is in effect  according to the proportion which the number of calendar days,  during which the Agreement is in effect,  bears to the number of calendar days in the  month,  and  shall be  payable  within  10 days  after  the date of termination.

     (d) The  Advisor  may  voluntarily  or  contractually  agree to reduce  any portion of the  compensation or  reimbursement of expenses due to it pursuant to this Agreement and may similarly  agree to make payments to limit expenses which are the responsibility of the Trust under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future  compensation or  reimbursement due to the Advisor hereunder or to continue future payments.  Any such reduction will be agreed upon prior to accrual of the  related  expense or fee and will be estimated  daily.  Any fee withheld  shall be  voluntarily  reduced and any Fund expense  paid by the  Advisor  voluntarily  or  pursuant  to an  agreed  expense limitation shall be reimbursed by the Fund to the Advisor in the first,  second, or third (or any  combination  thereof)  fiscal year next  succeeding the fiscal year of the  withholding,  reduction,  or  payment to the  extent  permitted  by applicable law if the aggregate  expenses for the next  succeeding  fiscal year, second fiscal year or third succeeding  fiscal year do not exceed any limitation to which the Advisor has agreed.

6.   EXCESS EXPENSES.

     If the expenses for any Fund for any fiscal year  (including fees and other amounts payable to the Advisor, but excluding interest,  taxes, brokerage costs, litigation,  and other

                                      A-4

extraordinary  costs) as calculated  every business day would exceed the expense limitations  imposed  on  investment  companies  by any  applicable  statute  or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Advisor shall bear such excess cost.

     However,  the Advisor will not bear expenses of the Trust or any Fund which would  result in the  Trust's  inability  to qualify as a  regulated  investment company under  provisions of the Internal  Revenue Code.  Payment of expenses by the  Advisor  pursuant  to this  Section 6 shall be settled  on a monthly  basis
(subject to fiscal year end  reconciliation)  by a waiver of the Advisor's  fees provided for  hereunder,  and such waiver shall be treated as a reduction in the purchase price of the Advisor's services.

7.   REPORTS.

     The Trust and the Advisor  agree to furnish to each other,  if  applicable, current  prospectuses,  proxy  statements,  reports to  shareholders,  certified copies of their financial statements,  and such other information with regard to their affairs as each may  reasonably  request.  The Advisor  further  agrees to furnish to the Trust,  if applicable,  the same such  documents and  information pertaining to any sub-advisor as the Trust may reasonably request.

8.   STATUS OF THE ADVISOR.

     The  services of the  Advisor to the Trust are not to be deemed  exclusive, and the Advisor  shall be free to render  similar  services to others so long as its services to the Trust are not impaired thereby.  The Advisor shall be deemed to be an independent  contractor and shall,  unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise  be deemed an agent of the Trust.  To the extent that the  purchase or sale of  securities  or other  investments  of any  issuer  may be deemed by the
Advisor to be suitable  for two or more  accounts  managed by the  Advisor,  the available securities or investments may be allocated in a manner believed by the
Advisor to be equitable to each  account.  It is  recognized  that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

9.   USE OF ASSETMARK NAME.

     In accordance  with the Agreement and Declaration of Trust of the Trust, in the event that the Advisor ceases to be the Trust's  investment  manager for any reason, the Trust will (unless the Advisor otherwise agrees in writing) take all necessary  steps to cause the Trust to change to a name not  including  the word
"AssetMark," within a reasonable period of time.

10.  CERTAIN RECORDS.

     The Advisor shall maintain,  and cause any sub-advisors to maintain,  books and records  with  respect to the  Advisor's  and the  sub-advisor's  respective services to the Funds in accordance with best practices,  applicable federal and state  securities  laws, and such  instructions  as may be provided to it by the
Trust from time to time.

                                      A-5

11.  LIMITATION OF LIABILITY OF THE ADVISOR.

     The duties of the Advisor  shall be confined to those  expressly  set forth herein,  and no implied  duties are  assumed by or may be  asserted  against the
Advisor hereunder.  The Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any  investment  or for any act or omission in carrying  out its duties  hereunder,  except a loss  resulting  from willful  misfeasance,  bad faith or gross  negligence in the  performance of its duties,  or by  reason of  reckless  disregard  of its  obligations  and  duties hereunder,  except as may otherwise be provided  under  provisions of applicable state law which  cannot be waived or modified  hereby.  (As used in this Section
11, the term "Advisor" shall include  directors,  officers,  employees and other corporate agents of the Advisor as well as that corporation itself).

12.  PERMISSIBLE INTERESTS.

     Trustees, agents, and shareholders of the Trust are or may be interested in the Advisor (or any successor  thereof) as  directors,  partners,  officers,  or
shareholders,   or  otherwise;   directors,   partners,  officers,  agents,  and
shareholders  of the Advisor are or may be  interested in the Trust as Trustees, officers,  shareholders  or otherwise;  and the Advisor (or any successor) is or may be  interested  in the Trust as a  shareholder  or otherwise  subject to the provisions  of  applicable  law.  All such  interests  shall be fully  disclosed between  the  parties  on an  ongoing  basis and in the  Trust's  Prospectus  as required  by law.  In  addition,  brokerage  transactions  for the  Trust may be effected through affiliates of the Advisor or any sub-advisor if approved by the
Board of Trustees,  subject to the rules and regulations of the U.S.  Securities and Exchange Commission.

13.  DURATION AND TERMINATION.

     This Agreement, unless sooner terminated as provided herein, shall for each
Fund  listed on  Schedule A attached  hereto  remain in effect  from the date of execution  or, if later,  the date  approved  by the  Fund's  shareholders  (the
"Effective Date."), until one year from the Effective Date, and thereafter,  for periods  of one  year so long as such  continuance  thereafter  is  specifically approved at least  annually  (a) by the vote of a majority of those  Trustees of the Trust who are not parties to this  Agreement  or  interested  persons of any such party, cast in person at a meeting called for the purpose of voting on such approval,  and (b) by the  Trustees of the Trust or by vote of a majority of the outstanding  voting  securities  of each Fund;  provided,  however,  that if the shareholders of any Fund fail to approve the Agreement as provided  herein,  the
Advisor  may  continue  to  serve  hereunder  in the  manner  and to the  extent permitted by the 1940 Act and rules and  regulations  thereunder.  The foregoing requirement  that  continuance  of this Agreement be  "specifically  approved at least annually" shall be construed in a manner  consistent with the 1940 Act and the rules and regulations thereunder.

     No amendment to this Agreement shall be effective  unless the terms thereof have been  approved  as required  by the 1940 Act  (currently,  by the vote of a majority of the outstanding  voting  securities of the Fund as prescribed by the
1940 Act (unless shareholder  approval of the amendment would not be required to be consistent  with SEC  interpretations  of Section 15 of the 1940 Act), and by the vote of a majority of Trustees of the Trust who are not parties to the

                                      A-6

Agreement or interested  persons of any such party,  cast in person at a meeting called for the purpose of voting on such approval).

     This  Agreement may be  terminated as to any Fund at any time,  without the payment of any penalty by vote of a majority of the  Trustees of the Trust or by vote of a majority of the outstanding  voting securities of the Fund on not less than 30 days nor more  than 60 days  written  notice to the  Advisor,  or by the
Advisor at any time  without  the  payment of any  penalty,  on 90 days  written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

     This   Agreement   shall   extend  to  and  bind  the   heirs,   executors,
administrators and successors of the parties hereto.

     As used in this Section 13, the terms "assignment,"  "interested  persons,"
and a "vote of a majority of the outstanding  voting  securities" shall have the respective  meanings  set forth in the 1940 Act and the  rules  and  regulations thereunder,  subject to such exemptions as may be granted by the U.S. Securities and Exchange Commission.

14.  GOVERNING LAW.

     This  Agreement  shall be  governed  by the  internal  laws of the State of
California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

15.  NOTICE.

     Any notice,  advice or report to be given pursuant to this Agreement  shall be  deemed  sufficient  if  delivered  or  mailed by  registered,  certified  or overnight  mail,  postage  prepaid  addressed by the party giving  notice to the other party at the last address furnished by the other party:

To the Advisor at:     AssetMark Investment Services, Inc.
                       2300 Contra Costa Blvd., Suite 425
                       Pleasant Hill, CA 94523-3967
                       Attn:  Carrie E. Hansen

To the Trust at:       AssetMark Funds
                       c/o AssetMark Investment Services, Inc.
                       2300 Contra Costa Blvd., Suite 425
                       Pleasant Hill, CA 94523-3967
                       Attn:  Carrie E. Hansen

16.  SEVERABILITY.

     If any provision of this Agreement shall be held or made invalid by a court decision,  statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

                                      A-7

17.  ENTIRE AGREEMENT.

     This Agreement embodies the entire agreement and understanding  between the parties hereto, and supersedes all prior agreements and understandings  relating to this Agreement's subject matter. This Agreement may be executed in any number of  counterparts,  each of which  shall be  deemed to be an  original,  but such counterparts shall, together, constitute only one instrument.

     A copy of the  Certificate  of  Trust  of the  Trust  is on file  with  the
Secretary of State of Delaware,  and notice is hereby given that this instrument is  executed  on behalf of the  Trustees  of the Trust as  Trustees,  and is not
binding  upon  any of the  Trustees,  officers,  or  shareholders  of the  Trust individually but binding only upon the assets and property of the Trust.

     No series of the Trust  shall be liable  for the  obligations  of any other series of the Trust.  Without  limiting the  generality  of the  foregoing,  the
Advisor  shall look only to the assets of a particular  Fund for payment of fees for services rendered to that Fund.

     Where  the  effect  of a  requirement  of the  1940  Act  reflected  in any provision  of this  Agreement is altered by a rule,  regulation  or order of the
U.S.  Securities  and  Exchange  Commission,   whether  of  special  or  general
application,  such provision  shall be deemed to incorporate  the effect of such rule, regulation or order.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed as of the day and year first written above.

ASSETMARK INVESTMENT          ASSETMARK FUNDS
SERVICES, INC.

By:                           By:

Attest:                       Attest:

Title:                        Title:

                                      A-8

                                   Schedule A

                                     to the
                          Investment Advisory Agreement
                                     between
                                 AssetMark Funds
                                       and
                       AssetMark Investment Services, Inc.

Pursuant to Article 4, the Trust shall pay the Advisor compensation at an annual rate as follows:

-------------------------------- ------------------------- ---------------------
              Fund:                 Compensation (as a         Date Added:
                                 percentage of daily net
                                         assets):
-------------------------------- ------------------------- ---------------------
Large Cap Value Fund             0.95%
-------------------------------- ------------------------- ---------------------
Large Cap Growth Fund            0.95%
-------------------------------- ------------------------- ---------------------
Small/Mid-Cap Value Fund         0.95%
-------------------------------- ------------------------- ---------------------
Small/Mid-Cap Growth Fund        1.00%
-------------------------------- ------------------------- ---------------------
International Equity Fund        0.95%
-------------------------------- ------------------------- ---------------------
Real Estate Securities Fund      0.95%
-------------------------------- ------------------------- ---------------------
Tax-Exempt Bond Fund             0.80%
-------------------------------- ------------------------- ---------------------
Core Plus Fixed Income Fund      0.75%
-------------------------------- ------------------------- ---------------------

                                      A-9

                                                                       EXHIBIT B

                   Investment Advisory Fees Paid to AssetMark

The table  below sets forth the  investment  advisory  fees paid by each Fund to
AssetMark for the twelve months ended March 31, 2006:

----------------------------------------- ---------------------

                                              Advisory Fee
                  Fund                            ($)
----------------------------------------- ---------------------

AssetMark Large Cap Growth Fund               $5,699,299

AssetMark Large Cap Value Fund                $5,705,612

AssetMark Small/Mid Cap Growth Fund           $1,616,081

AssetMark Small/Mid Cap Value Fund            $1,531,004

AssetMark International Equity Fund           $4,488,439

AssetMark Real Estate Securities Fund         $  737,401

AssetMark Tax-Exempt Fixed Income Fund        $1,421,833

AssetMark Core Plus Fixed Income Fund         $4,189,274

----------------------------------------- ---------------------

                                      B-1

                                                                       EXHIBIT C

      Directors and Principal Executive Officers of AssetMark and Genworth

The  name,  address  and  principal  occupation  of  each of the  directors  and principal executive officers of AssetMark are set forth below.

Name and Address            Principal Occupation      Position with
                                                      AssetMark

Ronald D. Cordes            Chairman, AssetMark       Chairman
AssetMark Investment        Investment Services,
Services, Inc.              Inc. and President,
2300 Contra Costa Blvd,     AssetMark Capital
Suite 425                   Corporation.
Pleasant Hill, CA
94523-3967

Brian R. O'Toole            CEO, AssetMark            CEO
AssetMark Investment        Investment Services,
Services, Inc.              Inc.
2300 Contra Costa Blvd,
Suite 425
Pleasant Hill, CA
94523-3967

Richard E. Steiny           President, AssetMark      President
AssetMark Investment        Investment Services,
Services, Inc.              Inc. and Secretary,
2300 Contra Costa Blvd,     AssetMark Capital
Suite 425                   Corporation.
Pleasant Hill, CA
94523-3967

James E. Minnick            President, Lovell         Director
Lovell Minnick Partners,    Minnick Partners, LLC
LLC
The Park Avenue Tower
65 East 55th Street
New York, NY  10022

Cameron L. Miller           Principal, Lovell         Director
Lovell Minnick Partners,    Minnick Partners, LLC
LLC
Four Embarcadero Center,
26th Floor
San Francisco, CA  94111

John M. Whittaker           Chief Operating           Chief
AssetMark Investment        Officer, AssetMark        Operating
Services, Inc.              Investment Services,      Officer
2300 Contra Costa Blvd,     Inc.
Suite 425
Pleasant Hill, CA
94523-3967

Carrie E. Hansen            Chief Financial Officer   Chief
AssetMark Investment        and Chief Compliance      Financial
Services, Inc.              Officer, AssetMark        Officer and
2300 Contra Costa Blvd,     Investment Services,      Chief
Suite 425                   Inc.                      Compliance
Pleasant Hill, CA                                     Officer
94523-3967

The  name,  address  and  principal  occupation  of  each of the  directors  and principal executive officers of Genworth are set forth below.

                                      C-1

Name and Address            Principal Occupation      Position with Genworth

Frank J. Borelli            Former Chief Financial    Director
6620 West Broad Street      Officer, Marsh &
Richmond, VA  23230         McLennan companies, Inc.

Michael D. Fraizer          Chairman, President and   Chairman, President
6620 West Broad Street      Chief Executive Officer   and Chief Executive
Richmond, VA  23230         of Genworth Financial,    Officer of Genworth
                            Inc.                      Financial, Inc.

Nancy J. Karch              Former Senior Partner,    Director
6620 West Broad Street      McKinsey & Company
Richmond, VA  23230

J. Robert "Bob" Kerrey      President, New School     Director
6620 West Broad Street      University and former
Richmond, VA  23230         United States Senator

Saiyid T. Naqvi             Chief Executive           Director
6620 West Broad Street      Officer, Deep Green
Richmond, VA  23230         Financial, Inc.

James A. Parke              Vice Chairman and Chief   Director
6620 West Broad Street      Financial Officer, GE
Richmond, VA  23230         Capital and Senior Vice
                            President, General
                            Electric Company
James S. Riepe              Former Vice Chairman of   Director
6620 West Broad Street      T. Rowe Price Group,
Richmond, VA  23230         Inc.

Thomas B. Wheeler           Former President and      Director
6620 West Broad Street      Chief Executive
Richmond, VA  23230         Officer, MassMutual
                            Financial Group

Thomas H. Mann              President and Chief       President and Chief
6601 Six Forks Road         Executive Officer -       Executive Officer -
Raleigh, NC  27615          Mortgage Insurance        Mortgage Insurance
                            Genworth Financial, Inc.

Pamela S. Schutz            President and Chief       President and Chief
6620 West Broad Street      Executive Officer -       Executive Officer -
Richmond, VA  23230         Retirement Income and     Retirement Income and
                            Investments Genworth      Investments
                            Financial, Inc.

George R. Zippel            President and Chief       President and Chief
700 Main Street             Executive Officer -       Executive Officer -
Lynchburg, VA  24504        Protection Genworth       Protection
                            Financial, Inc.

Mark W. Griffin             Senior Vice President -   Senior Vice President
3003 Summer Street          Chief Investment          - Chief Investment
Stamford, CT  06904         Officer Genworth          Officer
                            Financial, Inc.

Michael S. Laming           Senior Vice President -   Senior Vice President
6620 West Broad Street      Human Resources           - Human Resources
Richmond, VA  23230         Genworth Financial, Inc.

                                      C-2

Samuel D. Marsico           Senior Vice President -   Senior Vice President
6620 West Broad Street      Chief Risk Officer        - Chief Risk Officer
Richmond, VA  23230         Genworth Financial, Inc.

Scott J. McKay              Senior Vice President -   Senior Vice President
6620 West Broad Street      Operations & Quality      - Operations &
Richmond, VA  23230         and Chief Information     Quality and Chief
                            Officer Genworth          Information Officer
                            Financial, Inc.

Richard P. McKenney         Senior Vice President -   Senior Vice President
6620 West Broad Street      Chief Financial Officer   - Chief Financial
Richmond, VA  23230         Genworth Financial        Officer

Victor C. Moses             Senior Vice President -   Senior Vice President
601 Union Street            Chief Actuary Genworth    - Chief Actuary
Suite 2200                  Financial
Seattle, WA  98101

Joseph J. Pehota            Senior Vice President -   Senior Vice President
3001 Summer Street          Business Development      - Business Development
Stamford, CT  06905         Genworth Financial

Jean S. Peters              Senior Vice President -   Senior Vice President
6620 West Broad Street      Investor Relations and    - Investor Relations
Richmond, VA  23230         Corporate                 and Corporate
                            Communications Genworth   Communications
                            Financial

Leon E. Roday               Senior Vice President,    Senior Vice
6620 West Broad Street      General Counsel and       President, General
Richmond, VA  23230         Secretary Genworth        Counsel and Secretary
                            Financial

                                      C-3

                               FORM OF PROXY CARD

                                 AssetMark Funds

                                 [Name of Fund]

                       2300 Contra Costa Blvd., Suite 425
                      Pleasant Hill, California 94523-3967

                        PROXY FOR MEETING OF SHAREHOLDERS
                               SEPTEMBER 19, 2006

     The undersigned hereby appoints each of Ronald D. Cordes,  Carrie E. Hansen and Chris  Villas-Chernak,  individually,  as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Meeting of  Shareholders  of above-named  fund (the "Fund") to be held on
September 19, 2006, and at any adjournment or postponement  thereof,  all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote.

     This proxy,  when properly  executed,  will be voted in the manner directed herein by the  undersigned  shareholder.  In their  discretion,  the proxies are authorized  to vote upon such other  business  as may  properly  come before the
Meeting or any adjournments or postponements thereof,  hereby revoking any proxy or proxies heretofore given by the undersigned.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

1. To approve a new investment  advisory  agreement  with  AssetMark  Investment
Services, Inc.

   FOR  [ ]       AGAINST  [ ]      ABSTAIN [ ]

IF YOU DO NOT VOTE ON THE PROPOSAL, THE PROXIES SHALL VOTE "FOR" THE PROPOSAL.

     For individual  accounts,  your name should be signed exactly as it appears on this Proxy card.  When  shares are held by joint  tenants,  either  party may sign, but the name of the party signing  should conform  exactly to a name shown on this Proxy card. When signing as attorney, executor,  administrator,  trustee or guardian,  please give full title as such. If a  corporation,  please sign in the corporate name by president or other authorized  officer.  If a partnership, please sign in the partnership name by authorized person.

                 Please sign:

                 Date: _________________________________

                 _______________________________________
                 Signature

                 _______________________________________
                 Signature (if held jointly)

Please  mark,  sign,  date and mail  this  proxy  promptly  using  the  enclosed envelope.